                                                                 EXHIBIT 10.3



                  This Amended and Restated Warrant and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, or any state securities law and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act or any such state laws which may be applicable.

No. of Shares: 3,865,769 (which number is subject to adjustment as provided herein)



                          AMENDED AND RESTATED WARRANT

                           To Purchase Common Stock of

                              ANTEX BIOLOGICS INC.

                  WHEREAS, in connection with the execution and delivery of that certain Research and Development, Research Support and License Agreement (the "Original License Agreement") dated May 6, 1996, by and among MicroCarb Human Vaccines, Inc., MicroCarb, Inc. (the former name of Antex Biologics Inc.) and SmithKline Beecham Corporation, MicroCarb, Inc. granted SmithKline Beecham Biologicals Manufacturing s.a. a warrant (the "Original Warrant") dated May 6, 1996 to purchase certain shares of its common stock, $.01 par value per share; and

                  WHEREAS, MicroCarb Human Vaccines, Inc., Antex Biologics Inc. and SmithKline Beecham Corporation have terminated the Original License Agreement on the date hereof and, in connection with the termination of the Original License Agreement, Antex Biologics Inc. has entered into a new research and development, research support and license agreement (the "New License Agreement") with SmithKline Beecham plc, and has also agreed in a separate omnibus agreement (the "Omnibus Agreement") dated the date hereof between Antex Biologics Inc., MicroCarb Human Vaccines, Inc. and SmithKline Beecham Biologicals Manufacturing s.a. to among other things amend and restate the Original Warrant as set forth herein.

                  THIS AMENDED AND RESTATED WARRANT CERTIFIES THAT, for value received, the registered holder hereof, SmithKline Beecham Biologicals Manufacturing s.a., a Belgian company, whose address is Rue de L'Institut 89, B-1330 Rixensart Belgium, or its successors and assigns, is entitled to purchase from ANTEX BIOLOGICS INC., a corporation organized and existing under the laws of Delaware, 3,865,769 shares of the Common Stock (as hereinafter defined) at the Basic Purchase Price (as hereinafter defined) at any time on or before 5:00 p.m., Eastern Standard time on September 1, 2003. Notwithstanding the immediately preceding sentence, the number of shares of the Common Stock purchasable hereunder shall be cumulatively increased by the following number of shares of the Common Stock in the following circumstance: the number of shares of the Common Stock purchasable hereunder shall be




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immediately increased by an additional 866,189 shares of the Common Stock if
SmithKline Beecham Corporation provides Antex Biologics Inc. an additional U.S. $666,667 in research and development funding under the Amended License Agreement on or before October 1, 1999. The number of shares of the Common Stock purchasable hereunder and the Basic Purchase Price therefor are subject to further adjustment as hereinafter provided in Section 5.

            Section 1. Definitions. For all purposes of this Amended and Restated Warrant, the following terms shall have the meanings indicated:

                   "Basic Purchase Price" shall mean the price of U.S. $0.37 per share of the Common Stock, at which price the registered holder hereof may exercise this Amended and Restated Warrant prior to any adjustments being made as provided in Section 5. Notwithstanding the immediately preceding sentence, the Basic Purchase Price for the 866,189 additional shares of the Common Stock purchasable hereunder if SmithKline Beecham Corporation provides Antex Biologics Inc. an additional U.S. $666,667 in research and development funding under the New License Agreement on or before October 1, 1999 shall be the Market Price of the Common Stock as of October 1, 1999 prior to any adjustments being made as provided in Section 5.

                  "Business Day" shall mean any day except a Saturday, a Sunday, or a legal holiday in the City of New York other than a legal holiday on which the New York Stock Exchange is open for trading on a regular basis.

                  "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government then administering the Securities Act or the Exchange Act.

                  "Common Stock" shall mean and include the Company's authorized common stock, $.01 par value per share, as constituted on the date of this Amended and Restated Warrant, and shall also include any class of the capital stock of the Company hereafter authorized which shall neither (i) be limited to a fixed sum or a percentage of par value in respect of the rights of the holders thereof to receive dividends and to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, nor (ii) be subject at any time to redemption by the Company.

                  "Company" shall mean Antex Biologics Inc. and its successors.

                  "Convertible Securities" shall mean any stock or securities convertible into or exchangeable for shares of the Common Stock.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Market Price" shall mean, as of any date, 5% of the sum for each of the 20 consecutive Trading Days immediately prior to such date, of the average of either:

                  (i) the high and low sales prices of the Common Stock on such Trading Day on the New York Stock Exchange or;



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

                  (ii) if the Common Stock shall not on such Trading Day then be listed on such Exchange, such high and low sales prices on the principal (determined by the highest volume of the Common Stock during the month immediately preceding the month in which occurs the date as of which Market Price is being determined) national securities exchange (as defined in the Exchange Act) on which the Common Stock may then be listed, or;

                  (iii) if there shall have been no sales on any such Exchange or exchange on any such Trading Day, the bid and asked prices on such Exchange or exchange at the end of such Trading Day, or;

                  (iv) if the Common Stock shall not be so listed on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or;

                  (v) if there be no such representative prices reported by Nasdaq, the bid and asked prices at the end of such Trading Day in the over-the-counter market.

For purposes of determining Market Price, the term "Trading Day" shall mean a Business Day on which the amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories
(i) , (ii), (iii), (iv) or (v), and the end of the Trading Day, for the purposes of categories (iv) and (v), shall mean the exact time at which trading shall end on the New York Stock Exchange.

                  "Person" shall mean any individual, partnership, joint venture, limited liability company, unincorporated organization, government or department or agency of a government.

                  "Purchase Price" shall mean as of any date, the Basic Purchase Price, as the same has been adjusted from time to time pursuant to the provisions of Section 5.

                  "Registrable Securities" shall mean the Warrants and the Warrant Shares.

                  "Securities Act" shall mean the Securities Act of 1933, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Warrantholders" shall mean, as of any date, the then registered holders of the Warrants and the then registered holders of the Warrant Shares.

                  "Warrants" shall mean this Amended and Restated Warrant and any other warrant of the Company hereafter issued to SmithKline Beecham Biologicals Manufacturing s.a., including all amendments thereto, and together with all Warrants issued in exchange, transfer or replacement of any thereof.

                  "Warrant Shares" shall mean all shares of the Common Stock purchased or purchasable by the registered holders of the Warrants upon the exercise thereof pursuant to Section 4 thereof.



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

                  All terms used in this Amended and Restated Warrant which are not defined in this Section 1 have the meanings respectively set forth therefor elsewhere in this Amended and Restated Warrant.

            Section 2. Ownership of this Amended and Restated Warrant. The Company may deem and treat the Person in whose name this Amended and Restated Warrant is registered as the holder and owner hereof, notwithstanding any notations of ownership or writing hereon made by anyone other than the Company, for all purposes and shall not be affected by any notice to the contrary, until presentation of this Amended and Restated Warrant for registration or transfer as provided in Section 3. The Company shall maintain, at its office or agency at 300 Professional Drive, Gaithersburg, Maryland 20879 (or at such other office or agency of the Company as the Company shall designate from time to time by notice to the registered holder of this Amended and Restated Warrant), a register for the Warrants, in which the Company shall record the name and address of the Person in whose name each Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.


            Section 3. Exchange, Transfer and Replacement. This Amended and Restated Warrant is exchangeable, upon the surrender hereof by the registered holder to the Company at its office or agency provided for in Section 2, for new Warrants of like tenor, representing in the aggregate the right to purchase the number of shares of the Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of the Common Stock as shall be designated by said registered holder at the time of such surrender. This Amended and Restated Warrant and all rights hereunder are transferable without the necessity of obtaining any consent to such transfer, in whole or in part, only upon the register provided for in Section 2, by the registered holder hereof in Person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor as this Amended and Restated Warrant but registered in the name of the transferee, upon surrender of this Amended and Restated Warrant with the Assignment Form attached hereto duly completed, at said office or agency of the Company. Upon receipt by the Company at its office or agency provided for in Section 2 of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Amended and Restated Warrant, the Company will make and deliver a new Warrant of like tenor in replacement of this Amended and Restated Warrant. This Amended and Restated Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all taxes and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

            Section 4. Exercise of this Amended and Restated Warrant.

            A. Procedure for Exercise. In order to exercise this Amended and Restated Warrant in whole or in part, the registered holder hereof shall complete the Subscription Form attached hereto, and deliver this Amended and Restated Warrant to the Company, at its office or agency provided for in Section 2, together with one or more of the following types of consideration in an aggregate amount equal to the aggregate Purchase Price of the shares of the Common Stock then being purchased: (i) cash or check; and (ii) shares of the Common Stock (which shall be valued at their Market Price on the date of exercise). In addition to delivering the consideration specified in the preceding sentence, the registered holder of the Amended and Restated Warrant may make a "cashless" exercise of this Amended and Restated Warrant by instructing the Company to withhold Warrant Shares that would otherwise be issued upon the exercise of this




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

Amended and Restated Warrant (which shall be valued at their Market Price on the date of exercise). The exercise of this Amended and Restated Warrant shall be deemed to have been effected and the Purchase Price and the number of shares of the Common Stock issuable in connection with such exercise shall be determined as of the close of business on the Business Day prior to the date on which such completed Subscription Form shall have been delivered at such office or agency. Upon receipt of such Form and the consideration referenced in the first sentence of this Section 4, the Company shall, as promptly as practicable, and in any event within 10 Business Days thereafter, execute or cause to be executed and delivered to said holder by an air courier which guarantees next day delivery a certificate or certificates representing the aggregate number of shares of the Common Stock specified in such Form. Each stock certificate so delivered shall be in such authorized denomination as may be requested by the registered holder hereof and shall be registered in the name of said holder or such other name as shall be designated by said holder, and the Person in whose name any such stock certificate shall be issued upon such exercise shall be deemed to have become the holder of record of the shares represented thereby as of the time when the exercise of this Amended and Restated Warrant with respect to such shares shall be deemed to have been effected. If this Amended and Restated Warrant shall have been exercised only in part, the Company shall, at its expense at the time of delivery of said stock certificate or certificates, deliver to such holder a new Warrant of like tenor evidencing the rights of such holder to purchase the remaining shares of the Common Stock covered by this Amended and Restated Warrant. The Company shall pay all taxes, other expenses and charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 4.

            B. Acknowledgment of Continuing Obligation. The Company will, at the time of the exercise of this Amended and Restated Warrant, in whole or in part, upon request of the registered holder hereof but at the expense of the Company, acknowledge in writing its continuing obligation to said holder in respect of any rights to which said holder shall continue to be entitled after such exercise in accordance with this Amended and Restated Warrant.

            C. Character of Warrant Shares. All shares of the Common Stock issuable upon the exercise of this Amended and Restated Warrant shall, when issued, be duly authorized, validly issued, previously unissued, fully paid and non-assessable.

            Section 5. Anti-Dilution Provisions.

            A. Adjustment of Purchase Price and Number of Warrant Shares. The Purchase Price shall be subject to adjustment from time to time as hereinafter in this Section 5 provided. Except as otherwise expressly provided in Section 5E, upon each adjustment of the Purchase Price pursuant to this Section 5, the registered holder of this Amended and Restated Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share) obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

            B. Purchase Price Adjustment Formulas. If and whenever after the date of this Amended and Restated Warrant, the Company shall (i) declare a dividend or other distribution upon any capital stock of the Company which is payable in shares of the Common Stock or Convertible Securities, (ii) declare a dividend or any other distribution upon the Common Stock payable otherwise than out of the current earnings, retained earnings or earned surplus or (iii) subdivide or combine the shares of the Common Stock, then in each such case the Purchase Price shall be forthwith changed as provided in Sections 5C, 5D and 5E, respectively.

            C. Stock Dividends. In case at any time the Company shall declare a dividend or any other distribution upon the Common Stock of the Company which is payable in shares of the Common Stock or Convertible Securities, then the Purchase Price in effect immediately prior to the declaration of such dividend or distribution shall be reduced to the quotient obtained by dividing (1) the product of (x) the number of shares of the Common Stock outstanding and deemed (in accordance with the last sentence of this Section 5C) to be outstanding immediately prior to such declaration, multiplied by (y) the then effective Purchase Price, by (2) the total number of shares of the Common Stock outstanding and deemed (in accordance with the last sentence of this Section 5C) to be outstanding immediately after such declaration (but in no event shall the Purchase Price be reduced to less than the par value per share of the Common Stock). All shares of the Common Stock and all Convertible Securities issuable in payment of any dividend or other distribution upon the Common Stock of the Company shall be deemed after such declaration to have been issued or sold without consideration. The number of shares of the Common Stock deemed to be outstanding shall be the total maximum number of shares of the Common Stock issuable upon (i) the exercise of all outstanding rights or options to subscribe for or to purchase shares of the Common Stock and (ii) the conversion or exchange of (A) all outstanding Convertible Securities and (B) all Convertible Securities issuable upon the exercise of rights or options to subscribe for or purchase Convertible Securities.

            D. Extraordinary Dividends and Distributions. In case at any time the Company shall declare a dividend or any other distribution upon the Common Stock payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in shares of the Common Stock or Convertible Securities, the Purchase Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend or distribution, to the fair value thereof per share of the Common Stock at the time such dividend or distribution was declared, as determined by the Board of Directors of the Company (but in no event shall the Purchase Price be reduced to less than the par value per share of the Common Stock). For the purposes of the foregoing a dividend or distribution other than in cash shall be considered payable out of earnings, retained earnings or earned surplus only to the extent that such current earnings, retained earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution at the time of the declaration thereof, as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purposes of such dividend or distribution, or, if a record is not taken, the date as of which the holders of record of the Common Stock entitled to such dividend or distribution are to be determined.

            E. Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of the Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable upon the exercise of this Amended and Restated Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of the Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the




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exercise of this Amended and Restated Warrant immediately prior to such combination shall be proportionately reduced.

            F. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. If at any time the Company shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Company's assets or a recapitalization of the Common Stock) in which the previously outstanding shares of the Common Stock shall be changed into or exchanged for different securities of the Company or changed into or exchanged for common stock or other securities of another corporation or other property (including cash) or any combination of any of the foregoing (each such transaction being hereinafter referred to as the "Transaction"; the Company (in the case of a recapitalization of the Common Stock) or such other corporation being hereinafter referred to as the "Acquiring Company"; and the common stock of the Acquiring Company being hereinafter referred to as the "Acquiror's Stock"), then, as a condition to the consummation of the Transaction, lawful and adequate provisions shall be made so that, upon the basis and the terms and in the manner provided in this Section 5F, each holder of any Warrants, upon the exercise of such Warrants at any time after the consummation of the Transaction, shall be entitled to receive, in lieu of the shares of the Common Stock issuable upon such exercise prior to such consummation, at the election of such holder given by notice to the Company on or before the later of (x) the day on which the holders of the Common Stock approve the Transaction, or (y) the thirtieth day following the date of delivery or mailing to such holder of the last proxy statement relating to the vote on the Transaction by the holders of the Common Stock:

                        (i) the stock and other securities, cash and property to
                  which such holder would have been entitled upon the consummation of the Transaction if such holder had exercised this Amended and Restated Warrant immediately prior thereto (subject to adjustments from and after) the date of the consummation of the Transaction (the "Consummation Date") as nearly equivalent as possible to the adjustments provided for in Sections 5A and 5F); or

                        (ii) if the Acquiring Company meets the requirements set
                  forth in this Section 5F, the number of shares of the Acquiror's Stock or, if the Acquiring Company fails to meet, but a Parent (as defined in this Section 5F) does meet such requirements, the number of shares of such Parent's common stock (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in Sections 5A and 5F), determined by dividing
                  (i) the product obtained by multiplying (a) the number of shares of the Common Stock to which the holder of this Amended and Restated Warrant would have been entitled had such holder exercised this Amended and Restated Warrant immediately prior to the consummation of the Transaction, times (b) the greater of the Purchase Price or the Acquisition Price (as defined in this Section 5F) in effect on the date immediately preceding the Consummation Date, by (ii) the Market Value of the Acquiror's Stock on the date immediately preceding the Consummation Date.

                  For the purposes of this Section 5F: the term "Market Value" shall mean, for any share of common stock on any date specified herein, the last sale price, regular way, on such date



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or, if no sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as reported on the New York Stock Exchange or, if such common stock is not listed on the New York Stock Exchange but is authorized for quotation on the Nasdaq National Market, the last transaction price per share of common stock as reported by the Nasdaq National Market on such date; and the term "Acquisition Price" shall mean the consideration per share to be paid for or received by the holders of the previously outstanding shares of the Common Stock in accordance with the terms of the Transaction, determined (x) in the case where the holders of the previously outstanding shares of Common Stock received solely shares of the Acquiror's Stock in the Transaction, by multiplying the Market Value of the Acquiror's Stock as of the date immediately preceding the Consummation Date by a fraction the numerator of which shall be the aggregate number of shares of the Acquiror's Stock to be received in the Transaction in exchange for all of the previously outstanding shares of the Common Stock and the denominator of which shall be the aggregate number of such previously outstanding shares of the Common Stock, and (y) in any other case, by dividing the aggregate fair market value (using Market Value for any shares of the Acquiror's Stock), as of the date immediately preceding the Consummation Date of the aggregate consideration to be received by the holders of such previously outstanding shares of Common Stock by the number of shares of such previously outstanding Common Stock. The requirements referred to in clause (ii) of this Section 5F with reference to the Acquiring Company or to a corporation (herein referred to as a "Parent") which directly or indirectly controls the Acquiring Company are as follows: (AA) its common stock is listed on the New York Stock Exchange or quoted on the Nasdaq National Market and such common stock continues to meet such requirements for listing or quotation thereon, (BB) it is required to file, and in each of its three fiscal years immediately preceding the Consummation Date has filed, reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and (CC) in the case of a Parent, such Parent is required to include the Acquiring Company in the consolidated financial statements contained in the Parent's Annual Report on Form 10-K and is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries). Notwithstanding anything contained in this Amended and Restated Warrant to the contrary, the Company shall not effect any Transaction unless prior to or simultaneously with the consummation of such Transaction the survivor or successor corporation (if other than the Company) resulting from such Transaction shall assume by written instrument executed and delivered to each Warrantholder, the obligation to deliver to such Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Warrantholder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Amended and Restated Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

            G. Statement Regarding Adjustments. Upon each adjustment of the Purchase Price and upon each change in the number of shares of the Common Stock issuable upon exercise of this Amended and Restated Warrant, and in the event of any change in the rights of the holder of this Amended and Restated Warrant by reason of other events herein set forth, then and in each such case, the Company will promptly obtain an opinion of a firm of independent certified public accountants of recognized national standing (who may be the regular auditors of the Company) selected by the Company's chief financial officer, stating the adjusted Purchase Price and the new number of shares so issuable, or specifying the other shares of stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The




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Company will promptly mail a copy of such accountants' opinion to the registered holder of this Amended and Restated Warrant.

            H. Outside Opinion. In case at any time or from time to time conditions arise by reason of action taken by the Company, which in the opinion of its Board of Directors, are not adequately covered by the provisions of this
Section 5, and which might materially and adversely affect the exercise rights of the registered holders of the Warrants, the Board of Directors of the Company may appoint a firm of independent certified public accountants of recognized national standing, which may be the firm regularly retained by the Company, which shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this
Section 5, necessary with respect to the Purchase Price, so as to preserve, without dilution, the exercise rights of the registered Warrantholders. If the Board of Directors of the Company does not appoint a firm of independent certified public accountants to give the opinion described in the preceding sentence, the Company's chief financial officer shall render such opinion. Upon receipt of such opinion from either the independent certified public accountants or the Company's chief financial officer, the Board of Directors of the Company shall forthwith make the adjustments described herein.

            Section 6. Certain Agreements of the Company. The Company covenants and agrees that:

            A. Will Reserve Shares. The Company will authorize, reserve and set apart and have available for issuance at all times, free from preemptive rights, that number of the shares of the Common Stock which are deliverable upon the exercise of this Amended and Restated Warrant, and the Company will have at all times such other rights or privileges which are necessary to enable it at any time to fulfill all of its obligations hereunder.

            B. Will Avoid Certain Actions. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Amended and Restated Warrant. Without limiting the generality of the foregoing, the Company will not take any action to revoke, call, redeem, cancel or otherwise terminate this Amended and Restated Warrant or the rights granted under this Amended and Restated Warrant.

            C. Will Secure Governmental Approvals. If any shares of the Common Stock required to be reserved for the purposes of exercise of this Amended and Restated Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares of the Common Stock may be issued upon exercise of this Amended and Restated Warrant, the Company will, at its expense, as expeditiously as possible use its best efforts to cause such shares to be duly registered or approved, as the case may be.

            D. Will Pay Certain Taxes and Fees. The Company will pay all issue or transfer taxes with respect to the issuance or transfer of shares of the Common Stock to each holder of the Warrants in connection with each exercise of the Warrants, as well as all fees and expenses incurred by the Company in connection with each such issuance or transfer.

            E. Will Bind Successors. This Amended and Restated Warrant will be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

            Section 7. Notifications by the Company. In case at any time:

            (1) the Company shall declare upon the Common Stock any dividend or other distribution (except out of current earnings, retained earnings or earned surplus) to the holders of the Common Stock;

            (2) the Company shall make an offer for subscription pro rata to the holders of the Common Stock of any additional shares of stock of any class or other rights;

            (3) the Board of Directors of the Company shall authorize (whether definitively or subject to any conditions) any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another Person;

            (4) the Board of Directors of the Company shall authorize (whether definitively or subject to any conditions) a voluntary dissolution, liquidation or winding-up of the Company; or

            (5) the Company shall become subject to involuntary dissolution, liquidation or winding-up;

then, in each of such cases, the Company shall give notice to the registered holder of this Amended and Restated Warrant of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place or be voted upon by stockholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of the Common Stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their shares of the Common Stock or securities for other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given not less than 30 and not more than 90 days prior to the action in question and not less than 30 days and not more than 90 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act, or to a favorable vote of stockholders, if either is required.

            Section 8. Rights of a Stockholder. This Amended and Restated Warrant shall not entitle any Warrantholder to any voting rights or any other rights, or subject any Warrantholder to any liabilities, as a stockholder of the Company.

            Section 9. Modification; Waivers. This Amended and Restated Warrant may be modified or amended only with the written consent of each Warrantholder. The Company shall not be released from its obligations hereunder without the written consent of each Warrantholder. The observance of any term of this Amended and Restated Warrant may be waived (either




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

generally or in a particular instance and either retroactively or prospectively) by the Person entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the Person against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

            Section 10. Entire Agreement. This Amended and Restated Warrant, the Omnibus Agreement, the New License Agreement, and that certain Amended and Restated Registration Rights Agreement dated the date hereof between the Company and SmithKline Beecham Biologicals Manufacturing s.a.and SmithKline Beecham plc represent the entire understanding and agreement between the parties thereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties thereto with respect to the subject matter hereof and thereof.

            Section 11. Severability. If any provision of this Amended and Restated Warrant, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Amended and Restated Warrant or the application of such provision to other Persons or circumstances shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

            Section 12. Notices.

            A. Any notice or communication to any Person shall be duly given if in writing and delivered in Person, receipt requested, or overnight air courier guaranteeing next day delivery or by facsimile (with written confirmation of receipt), to such other party's address (or to such other address as such other party shall have specified in a notice given in accordance with this Section 12.)


                    If to the Company:

                    300 Professional Drive
                    Gaithersburg, Maryland  20879
                    Attention:  President and Chief Executive Officer
                    Facsimile:  (301) 590-1252

                    If to SmithKline Beecham Biologicals Manufacturing s.a.:

                    Rue de L'Institut 89
                    B-1330 Rixensart
                    Belgium
                    Attention:  President, General Manager
                    Facsimile:  011-32-2-656-8026

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

                    with a copy to:

                    SmithKline Beecham Corporation
                    One Franklin Plaza
                    P.O. Box 7929
                    Philadelphia, Pennsylvania  19101-7929
                    Attention:  Edgar B. Cale III, Esq.

                    Facsimile:  (215) 751-3935

            B. All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Section 13. Headings. The Section headings in this Amended and Restated Warrant are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

            Section 14. Construction. This Amended and Restated Warrant shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

            Section 15. No Adverse Agreements. The Company has not previously, and will not hereafter, enter into any agreement with respect to its securities which is adverse to the rights granted to SmithKline Beecham Biologicals Manufacturing s.a. and its successors and assigns under this Amended and Restated Warrant.

            Section 16. Specific Performance. The Company agrees that this Amended and Restated Warrant cannot be purchased or sold in the open market and that, for these reasons, among others, each Warrantholder will be irreparably damaged in the event that this Amended and Restated Warrant is not specifically enforceable. Accordingly, in the event of any controversy concerning this Amended and Restated Warrant, or any right or obligation hereunder, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 16 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the Warrantholder may have hereunder, at law or in equity.

            Section 17. Transfer and Assignment. The registered holder of this Warrant may transfer and assign this Warrant and its rights hereunder without the necessity of obtaining any consent to such transfer or assignment, provided that the registered holder is permitted to transfer or assign its shares of the Common Stock under the terms of Section 2.1 of the Omnibus Agreement.

               [The Balance of This Page Intentionally Left Blank]


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



                    IN WITNESS WHEREOF, Antex Biologics Inc. has caused this Amended and Restated Warrant to be executed and delivered by its duly authorized officer under its corporate seal, attested by its duly authorized officer and to be dated September 1, 1999.


                                         ANTEX BIOLOGICS INC.



                                         By:    /s/V. M. Esposito
                                               -------------------------------
                                               Name:       V. M. Esposito
                                               Title:      Chairman & CEO


[Corporate Seal]

Attest:



/s/Gregory C. Zakarian
--------------------------------
Name:     Gregory C. Zakarian
Title:    Secretary

                                SUBSCRIPTION FORM

                     To be Executed by the Registered Holder
                   Desiring to Exercise the Within Warrant of

                              ANTEX BIOLOGICS INC.



                  The undersigned registered holder hereby exercises the right to purchase _______ shares of the Common Stock covered by the within Warrant, according to the conditions thereof, and herewith makes payment in full of the Purchase Price of such shares, $__________________ by delivery of
__________________________________.

[Alternatively. The undersigned registered holder hereby exercises the right to purchase ___ shares of the Common Stock covered by the within Warrant, according to the terms thereof and herewith makes a "cashless" exercise of the within Warrant and instructs Antex Biologics Inc. to withhold ___ shares of the Common Stock that would otherwise be issued upon the exercise of the within Warrant.]



                                      -------------------------------
                                      Name of Registered Holder


                                      -------------------------------
                                      Signature


                                      -------------------------------
                                      Title


                                      Address
                                                 ------------------------

                                                 ------------------------





Dated:  ___________________

                                 ASSIGNMENT FORM

                     To Be Executed by the Registered Holder
                   Desiring to Transfer the Within Warrant of

                              ANTEX BIOLOGICS INC.

                  FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfer unto _________________ the right to purchase ____________________ shares of the Common Stock covered by the within Warrant, and does hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Warrant on the books of the Company (as defined in said Warrant), with full power of substitution.


                                      -------------------------------
                                      Name of Registered Holder

                                      -------------------------------
                                      Signature

                                      -------------------------------
                                      Title

                                      Address
                                                ------------------------

                                                ------------------------



Dated:  _________________

In the presence of

-------------------------



                                     NOTICE:

                  The signature to the foregoing Assignment Form must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.





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